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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of
earliest event reported)
October 31, 1997
-------------------------

                          WILMINGTON TRUST CORPORATION
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                    (Exact name of registrant as specified in its charter)

                          Commission File No. 0-25442
                                              -------


             Delaware                                                  51-0328154
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(State or other jurisdiction of incorporation)            (IRS Employer Identification Number)



Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware                                                    19890
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(Address of principal executive offices)                                (Zip Code)



                      Registrant's telephone number, including area code:

                                        (302) 651-1000
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


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                (Former names or former address, if changed since last report.)






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


ITEM 5.  OTHER EVENTS.
---------------------

         On October 31, 1997, WT Investments, Inc., a subsidiary of Wilmington Trust Company, which is a subsidiary of Wilmington Trust Corporation, a Delaware corporation (the "Corporation"), entered into an agreement with Cramer, Rosenthal, McGlynn, Inc., an asset management entered into an agrement with Charles firm headquartered in White Plains, New York ("Cramer") and its principals. Under this agreement, a new entity, Cramer Rosenthal McGlynn, LLC ("CRM"), will assume the investment management business of Cramer and its affiliates. Cramer performs small-cap and mid-cap investment management services for institutional and individual clients. The firm has a staff of more than 50 people and currently manages over $3.6 billion in assets on a discretionary basis.

         Closing is subject to the satisfaction of several customary conditions. At that time, Wilmington Trust will become a 24% owner of CRM, with the balance retained by the current owners of Cramer. Options to acquire additional ownership interests in the company will be distributed to key employees. Wilmington Trust will be able to purchase additional ownership interests in CRM from the other equity owners at fair market value over time upon the occurrence of a number of specified events, including the termination of employment, death, disability or retirement of the individual.

         CRM will be managed by a board of five managers. Initially, the board will consist of four people designated by Cramer and one person designated by Wilmington Trust. Wilmington Trust will be entitled to elect a majority of the board when it acquires a majority of the equity interests in the company.

                                    SIGNATURES
                                    ----------



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  October 31, 1997



                                                   WILMINGTON TRUST CORPORATION



                                                   By: /s/ Ted T. Cecala
                                                      -------------------------
                                                   Name:  Ted T. Cecala
                                                   Title: Chairman of the Board